Exhibit 10.27
(ENGLISH TRANSLATION)
2nd Addendum to DSUA No. DICGN / 190 — DSUA / 05.2008
2ND ADDENDUM TO THE DISTRIBUTION SYSTEM USE AGREEMENT BETWEEN EMPRESA ENERGÉTICA DE MATO GROSSO DO SUL S.A. — ENERSUL AND ANGÉLICA AGROENERGÉTICA LTDA.
EMPRESA ENERGÉTICA DE MATO GROSSO DO SUL S.A. — ENERSUL, a public utility concessionaire of electrical power, with main place of business in the city of Campo Grande, State of Mato Grosso do Sul, at Avenida Gury Marques, No. 8000, District Santa Felicidade, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 15.413.826/0001-50, herein represented in accordance with its Bylaws, hereinafter referred to as “DISTRIBUTOR”, and, on the other hand
ANGÉLICA AGROENERGÉTICA LTDA., with main place of business in the city of Angélica, State of Mato Grosso do Sul, Estrada Angélica — Highway BR 267, km 14 — Fazenda Kurupay — Rural Area, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 07.903.169/0001-09, herein represented under the terms of its memorandum of association, hereinafter referred to as “GENERATION AGENT”, individually referred to as “Party” and jointly as “Parties”.
WHEREAS:
(i) On June 03, 2008, DISTRIBUTOR entered into Distribution System Use Agreement No. DICGN / 190 — DSUA / 05.2008 (“Agreement”) with GENERATION AGENT, and such Agreement is intended to regulate the rights and obligations of the Parties relating to the use of the distribution network of DISTRIBUTOR to meet GENERATION AGENT’s needs for power supply.
(ii) The following addenda were executed on the dates indicated below: 1st Addendum on April 06, 2009;
(iii) DISTRIBUTOR and GENERATION AGENT intend to amend some Sections of the Agreement.
The Parties decide to enter into this Second Addendum to the Agreement that shall be governed by the following clauses and conditions:
SECTION ONE
1.1. The Parties agree that the agreed demand set forth in item 4.1. of Section 4 of the Agreement part of which is the Amount of Use of the Distribution System shall be substituted by Exhibit I hereto that shall henceforth be full part of the Agreement for all purposes of the law, in such a way that all references in the Agreement to item 4.1. shall be understood as references to Exhibit I hereto.

SECTION TWO
2.1. Item 5.3. of Section 5 of the Agreement — ENCUMBRANCE AND USE OF THE DISTRIBUTION SYSTEM — is amended and shall henceforth be effective with the following wording:
“In accordance with Art. 5 of ANEEL Resolution No. 1,221 of January 22, 2008, no discount shall apply to the amount of the GENERATION DSUR during the validity of this DSUA, under the conditions established in the Resolution while the injected power is above thirty thousand kilowatts (30,000 kW).”
SECTION THREE
3.1. All other clauses and conditions of the Agreement and its addenda that have not been amended, modified, adjusted or substituted by means hereof shall remain effective and unchanged. In the event of any ambiguity or discrepancy between the Agreement, its addenda and the conditions hereof, those hereof shall prevail over those of the previous ones.
SECTION FOUR
4.1. The following attorneys are authorized to individually or jointly sign the pages of this Instrument and of its Exhibits on behalf of DISTRIBUTOR: Daniela Gomes Afonso, Fernanda Stinchi Pascale Leonardi, Rebecca Ribeiro Maduro and Ana Martha Aguiar de Castro, enrolled with the Brazilian Bar Association, São Paulo Chapter under No. 146.379, No. 147.517, No. 218.332 and 226.417, respectively.
In witness whereof, the Parties execute this instrument in two (02) counterparts of equal tenor, form and effects, in the presence of the undersigned witnesses.
Campo Grande, May 01, 2010.
EMPRESA ENERGÉTICA DE MATO GROSSO DO SUL S.A. — ENERSUL

/s/ José Antonio Sorge
Name:	José Antonio Sorge
Title:	Attorney
ID:	RG 8.893.966

Enrolled with the Individual Taxpayers’ Register of the Ministry of Finance (“CPF/MF”) under No.: 041.379.848-83

/s/ José Carlos Santos
Name:	José Carlos Santos
Title:	Executive Officer
ID:	RG 134.684-31 SSP / SP

Enrolled with the Individual Taxpayers’ Register of the Ministry of Finance (“CPF/MF”) under No.: 064.833.078-88
ANGÉLICA AGROENERGÉTICA LTDA.
/s/
Name:
ID:
Enrolled with the Individual Taxpayers’ Register (“CPF”) under No.:
Name:
ID:
Enrolled with the Individual Taxpayers’ Register (“CPF”) under No.:
WITNESSES:

1) /s/ Edmar Jose A. Vicente
Name:	Edmar Jose A. Vicente
ID:	RG 7.430.321-1

Enrolled with the Individual Taxpayers’ Register (“CPF”) under No.: 006.321.748-11
2)
Name:
ID:
Enrolled with the Individual Taxpayers’ Register (“CPF”) under No.:

EXHIBIT I
AGREED AMOUNT OF USE

	DEMAND (kW)
VALIDITY	PEAK	OFF — PEAK
June 01, 2008 to April 30, 2009	11,000	11,000
May 01, 2009 to May 31, 2010	20,000	20,000
June 01, 2010 to January 21, 2038	64,000	64,000